                                                                     Exhibit 4.1

NUMBER                               [LOGO]                               SHARES
  SFN

                           Saifun Semiconductors Ltd.                      CUSIP

               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES that

is the Registered Holder of

    FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.01 PAR VALUE EACH

of Saifun Semiconductors Ltd. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed or with an appropriate instrument of transfer. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Company, to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

          Dated: _______________

     Saifun Semiconductors Ltd.
     CORPORATE SEAL
     ISRAEL

                             Chief Executive Officer     Chief Financial Officer
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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT _____ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as                    Act ____________________
          tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND SO HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION AND FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________

_____________________________________   ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE, IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE, WHATSOEVER.

Signature(s) Guaranteed:


_____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17 Ad-15.